                                                                    EXHIBIT 99.2

                          TECHNICAL OLYMPIC USA, INC.

                              LETTER OF TRANSMITTAL

                                       FOR

      TENDER OF ALL OUTSTANDING 10 3/8% SENIOR SUBORDINATED NOTES DUE 2012
                                 IN EXCHANGE FOR
                   10 3/8% SENIOR SUBORDINATED NOTES DUE 2012
                                 THAT HAVE BEEN
                                REGISTERED UNDER
                               THE SECURITIES ACT

        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
          ON __________, 2002, UNLESS EXTENDED (THE "EXPIRATION DATE")

  OUTSTANDING 10 3/8% SENIOR SUBORDINATED NOTES TENDERED IN THE EXCHANGE OFFER
                       MAY BE WITHDRAWN AT ANY TIME PRIOR
                        TO 5:00 P.M., NEW YORK CITY TIME,
                ON THE BUSINESS DAY PRIOR TO THE EXPIRATION DATE

                         DELIVER TO THE EXCHANGE AGENT:

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

           By Hand/Overnight Courier:                  By Facsimile:                        By Mail:
          Wells Fargo Bank Minnesota,                  (860) 704-6219              Wells Fargo Bank Minnesota,
              National Association                                                    National Association
          213 Court Street, Suite 703               Confirm by Telephone           213 Court Street, Suite 703
              Middletown  CT 06457                     (806) 704-6217                 Middletown, CT 06457
         ATTN: Corporate Trust Services                                          ATTN: Corporate Trust Services

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         The undersigned hereby acknowledges receipt and review of this Letter of Transmittal and the Prospectus dated ___________, 2002 (the "Prospectus") of Technical Olympic USA, Inc., a Delaware corporation (the "Company"), which describes (i) the Company's offer (the "Exchange Offer") to exchange its 10 3/8% Senior Subordinated Notes due 2012, (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the Registration Statement of which the Prospectus is a part, for a like principal amount of its issued and outstanding 10 3/8% Senior Subordinated Notes due 2012 (the "Outstanding 10 3/8% Notes") and (ii) the Company's offer to exchange its 9% Senior Notes due 2010 which have been registered under the Securities Act pursuant to the Registration Statement to which this Prospectus is a part for a like principal amount of its issued and outstanding 9% Senior Notes due 2010. Capitalized terms used but not defined herein have the respective meaning given to them in the Prospectus.

         This Letter of Transmittal is for use by the holders of the Company's 10 3/8% Senior Notes due 2012 only. The exchange of 98% Senior Notes due 2010 must be made by execution and delivery of the separate Letter of Transmittal applicable thereto.

         If you desire to exchange your Outstanding 10 3/8% Notes for an equal aggregate principal amount of Exchange Notes, you must validity tender your Outstanding 10 3/8% Notes to the Exchange Agent prior to the expiration date.

         The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest date to which the Exchange Offer is extended. The Company shall notify the holders of the Outstanding 10 3/8% Notes of any extension by oral or written notice and will mail to the record holders of Outstanding 10 3/8% Notes an announcement thereof, each prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

         This Letter of Transmittal is to be used by a holder of Outstanding
10 3/8% Notes if Outstanding 10 3/8% Notes, if available, are to be forwarded herewith or if delivery of Outstanding 10 3/8% Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offers -- Procedures for Tendering" and "Book-Entry Transfer." Holders of Outstanding 10 3/8% Notes whose Outstanding 10 3/8% Notes are not immediately available, or who are unable to deliver their Outstanding 10 3/8% Notes and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Outstanding 10 3/8% Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offers -- Procedures for Tendering -- Guaranteed Delivery Procedures." See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

         The term "holder" with respect to the Exchange Offer means any person in whose name Outstanding 10 3/8% Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding 10 3/8% Notes must complete this Letter of Transmittal in its entirety.

         PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

         THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

         List below the Outstanding 10 3/8% Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

                                   DESCRIPTION OF OUTSTANDING 10 3/8% NOTES TENDERED
-------------------------------------------------------------------------------------------------------------------------
       Name(s) and Address(es) of Registered                         Outstanding 10 3/8% Note(s) Tendered
            Holder(s) Exactly as Name(s)
       Appear(s) on Outstanding 10 3/8% Notes
             (Please Fill In, If Blank)
----------------------------------------------------- ------------------- ---------------------------- ------------------
                                                          Registered          Aggregate Principal          Principal
                                                          Number(s)*         Amount Represented by          Amount
                                                                                    Note(s)               Tendered**
----------------------------------------------------- ------------------- ---------------------------- ------------------


-------------------------------------------------------------------------------------------------------------------------
*    Need not be completed by book-entry holders.
**   Unless otherwise indicated, any tendering holder of Outstanding 10 3/8%
     Notes will be deemed to have tendered the entire aggregate principal amount represented by such Outstanding 10 3/8% Notes. All tenders must be in integral multiples of $1,000.
-------------------------------------------------------------------------------------------------------------------------

METHOD OF DELIVERY

[ ]      CHECK HERE IF TENDERED OUTSTANDING 10 3/8% NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED OUTSTANDING 10 3/8% NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:
                              --------------------------------------------------

Account Number:
               -----------------------------------------------------------------

Transaction Code Number:
                        --------------------------------------------------------

[ ] CHECK HERE IF TENDERED OUTSTANDING 10 3/8% NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered holder(s) of Outstanding 10 3/8% Notes:
                                                             -------------------

Date of Execution of Notice of Guaranteed Delivery:
                                                   -----------------------------

Window Ticket Number (if available):
                                    --------------------------------------------

Name of Eligible Institution that Guaranteed Delivery:
                                                      --------------------------

Account Number (if delivered by book-entry transfer):
                                                     ---------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
         THERETO:

Name:
     ---------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

                        SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the principal amount of Outstanding 10 3/8% Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Outstanding 10 3/8% Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to the Company all right, title and interest in and to the Outstanding 10 3/8% Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent, the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the Exchange Offer) with respect to the tendered Outstanding 10 3/8% Notes with full power of substitution to (i) deliver such Outstanding 10 3/8% Notes, or transfer ownership of such Outstanding 10 3/8% Notes on the account books maintained by the Book-Entry Transfer Facility, to the Company and deliver all accompanying evidences of transfer and authenticity, and (ii) present such Outstanding
10 3/8% Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding
10 3/8% Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Outstanding 10 3/8% Notes tendered hereby and to acquire the Exchange Notes issuable upon the exchange of such tendered Outstanding 10 3/8% Notes, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Company.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Outstanding 10 3/8% Notes tendered hereby and to acquire the Exchange Notes issuable upon the exchange of such tendered Outstanding 10 3/8% Notes, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Company.

         The undersigned acknowledge(s) that this Exchange Offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC"), including Exxon Capital Holdings Corporation, SEC No-Action Letter (available April 13, 1989), Morgan Stanley & Co. Inc., SEC No-Action Letter (available June 5, 1991) (the "Morgan Stanley Letter") and Mary Kay Cosmetics, Inc., SEC No-Action Letter (available June 5, 1991), that the Exchange Notes issued in exchange for the Outstanding 10 3/8% Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) a broker-dealer who purchased Outstanding 10 3/8% Notes exchanged for such Exchange Notes directly from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders are not participating in, and have no arrangement with any person to participate in, the distribution of such Exchange Notes. The undersigned specifically represent(s) to the Company that (i) any Exchange Notes acquired in exchange for Outstanding 10 3/8% Notes tendered hereby are being acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not the undersigned, (ii) the undersigned is not participating in, and has no arrangement with any person to participate in, the distribution of Exchange Notes, and (iii) neither the undersigned nor any such other person is an "affiliate" (as defined in Rule 405 under the Securities Act) of the Company or a broker-dealer tendering Outstanding 10 3/8% Notes acquired directly from the Company for its own account.

         If the undersigned or the person receiving the Exchange Notes is a broker-dealer that is receiving Exchange Notes for its own account pursuant to the Exchange Offer, the undersigned represents that the Outstanding 10 3/8% Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it or such other person will deliver a prospectus in connection with any resale of such Exchange Notes. The undersigned acknowledges that if the undersigned is participating in the Exchange Offer for the purpose of distributing the Exchange Notes (i) the undersigned cannot rely on the position of the staff of the SEC in the Morgan Stanley Letter and similar SEC no-action letters, and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes, (ii) a broker-dealer that delivers such a prospectus to purchasers in connection with such resales will not be deemed to admit that it is an "underwriter" as defined in the Securities Act and will be subject to certain of the civil liability provisions under the Securities Act and will be bound by the provisions of the applicable Registration Rights Agreement (including certain indemnification rights and obligations).

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Outstanding 10 3/8% Notes tendered hereby, including the transfer of such Outstanding
10 3/8% Notes on the account books maintained by the Book-Entry Transfer
Facility.

         For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Outstanding 10 3/8% Notes when, as and if the Company gives oral or written notice thereof to the Exchange Agent. Any tendered Outstanding 10 3/8% Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

         All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

         The undersigned acknowledges that the Company's acceptance of properly tendered Outstanding 10 3/8% Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

         Unless otherwise indicated under "Special Issuance Instructions," please issue the Exchange Notes issued in exchange for the Outstanding 10 3/8% Notes accepted for exchange and return any Outstanding 10 3/8% Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the Exchange Notes issued in exchange for the Outstanding 10 3/8% Notes accepted for exchange and any Outstanding 10 3/8% Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the Exchange Notes issued in exchange for the Outstanding 10 3/8% Notes accepted for exchange in the name(s) of, and return any Outstanding 10 3/8% Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Outstanding 10 3/8% Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Outstanding 10 3/8% Notes so tendered for exchange.

-------------------------------------------------------          -----------------------------------------------------
            SPECIAL ISSUANCE INSTRUCTIONS                                   SPECIAL DELIVERY INSTRUCTIONS
              (SEE INSTRUCTIONS 5 AND 6)                                      (SEE INSTRUCTIONS 5 AND 6)
     To be completed ONLY (i) if Outstanding 10 3/8%                   To be completed  ONLY if Outstanding 10 3/8%
Notes in a principal amount not tendered, or Exchange            Notes in a principal amount not tendered, or
Notes issued in exchange for Outstanding 10 3/8%                 Exchange Notes issued in exchange for Outstanding
Notes accepted for exchange, are to be issued in the             10 3/8% Notes accepted for exchange, are to be
name of someone other than the undersigned, or (ii)              mailed or delivered to someone other than the
if Outstanding 10 3/8% Notes tendered by book-entry              undersigned, or to the undersigned at an address
transfer which are not exchanged are to be returned              other than that shown below the undersigned's
by credit to an account maintained at the Book-Entry             signature.
Transfer Facility.  Issue Exchange Notes and/or
Outstanding 10 3/8% Notes to:
                                                                 Mail or deliver Exchange Notes and/or Outstanding
                                                                 10 3/8% Notes to:

Name:                                                            Name:
     ----------------------------------------------                   ----------------------------------------------
                (Please Type or Print)                                          (Please Type or Print)
Address:                                                         Address:
        -------------------------------------------                      -------------------------------------------

---------------------------------------------------              ---------------------------------------------------
                  (include Zip Code)                                              (include Zip Code)

---------------------------------------------------              ---------------------------------------------------
        (Tax Identification or Social Security                          (Tax Identification or Social Security

---------------------------------------------------
            (Complete Substitute Form W-9)
---------------------------------------------------------------------------------------------------------------------------

[ ] Credit unexchanged Outstanding 10 3/8% Notes delivered by book-entry transfer to the Book-Entry Transfer Facility set forth below:

Book-Entry Transfer Facility Account Number:
                                            ------------------------------------

                                    IMPORTANT
                         PLEASE SIGN HERE WHETHER OR NOT
         OUTSTANDING 10 3/8% NOTES ARE BEING PHYSICALLY TENDERED HEREBY
           (Complete Accompanying Substitute Form W-9 on Reverse Side)

X
 ---------------------------

X
 ---------------------------

        (Signature(s) of Registered Holders or Outstanding 10 3/8% Notes)

Dated:
      -----------------

(The above lines must be signed by the registered holder(s) of Outstanding
10 3/8% Notes as name(s) appear(s) on the Outstanding 10 3/8% Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Outstanding 10 3/8% Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.)

Name(s):
        ------------------------------------------------------------------------
                             (Please Type or Print)

Capacity:
         -----------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:
                               -------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          MEDALLION SIGNATURE GUARANTEE
                     (If Required by Instruction 5) Certain
            signatures must be Guaranteed by an Eligible Institution.

Signature(s) Guaranteed by an Eligible Institution:
                                                   -----------------------------

                    ---------------------------------------
                             (Authorized Signature)

                    ---------------------------------------
                                 (Printed Name)

                    ---------------------------------------
                                     (Title)

                    ---------------------------------------
                                 (Name of Firm)

                    ---------------------------------------
 (Address, Include Zip Code and Telephone Number (including area code) of Firm)

                    ---------------------------------------
                             (Authorized Signature)

Dated:
      ---------------
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. Delivery of this Letter of Transmittal and Outstanding 10 3/8% Notes or Book-Entry Confirmations. All physically delivered Outstanding 10 3/8% Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at the Book-Entry Transfer Facility of Outstanding 10 3/8% Notes tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Outstanding 10 3/8% Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Outstanding 10 3/8% Notes should be sent to the Company.

         2. Guaranteed Delivery Procedures. Holders who wish to tender their Outstanding 10 3/8% Notes and whose Outstanding 10 3/8% Notes are not immediately available or who cannot deliver their Outstanding 10 3/8% Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or who cannot complete the procedure for book-entry transfer prior to the Expiration Date, must tender their Outstanding 10 3/8% Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers Inc., a commercial bank or a trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution"); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery or a properly transmitted agent's message and Notice of Guaranteed Delivery) setting forth the name and address of the holder of the Outstanding 10 3/8% Notes, the registration number(s) of such Outstanding 10 3/8% Notes and the total principal amount of Outstanding 10 3/8% Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange ("NYSE") trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the Outstanding 10 3/8% Notes in proper form for transfer (or a Book-Entry Confirmation) and any other documents required hereby, must be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all physically tendered shares of Outstanding 10 3/8% Notes, in proper form for transfer (or Book-Entry Confirmation, as the case may be), this Letter of Transmittal, or a facsimile hereof and all other documents required hereby are received by the Exchange Agent within three NYSE trading days after the Expiration Date.

         Any holder of Outstanding 10 3/8% Notes who wishes to tender Outstanding 10 3/8% Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Outstanding 10 3/8% Notes according to the guaranteed delivery procedures set forth above.

         See "The Exchange Offers -- Guaranteed Delivery Procedures" section of the Prospectus.

         3. Tender by Holder. Only a holder of Outstanding 10 3/8% Notes may tender such Outstanding 10 3/8% Notes in the Exchange Offer. Any beneficial holder of Outstanding 10 3/8% Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Outstanding 10 3/8% Notes, either make appropriate arrangements to register ownership of the Outstanding 10 3/8% Notes in such holder's name or obtain a properly completed bond power from the registered holder.

         4. Partial Tenders. Tenders of Outstanding 10 3/8% Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Outstanding 10 3/8% Notes is tendered, the tendering holder should fill in the principal amount tendered in the third column of the box entitled "Description of Outstanding 10 3/8% Notes Tendered" above. The entire principal amount of Outstanding 10 3/8% Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all

Outstanding 10 3/8% Notes is not tendered, then Outstanding 10 3/8% Notes for the principal amount of Outstanding 10 3/8% Notes not tendered and Exchange Notes issued in exchange for any Outstanding 10 3/8% Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Outstanding 10 3/8% Notes are accepted for exchange.

         5. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Medallion Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the Outstanding 10 3/8% Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Outstanding 10 3/8% Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Outstanding 10 3/8% Notes.

         If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Outstanding 10 3/8% Notes listed and tendered hereby and the Exchange Notes issued in exchange therefor are to be issued (or any untendered principal amount of Outstanding 10 3/8% Notes is to be reissued) to the registered holder, the said holder need not and should not endorse any tendered Outstanding 10 3/8% Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Outstanding 10 3/8% Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

         If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Outstanding 10 3/8% Notes listed, such Outstanding 10 3/8% Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered holder or holders appears on the Outstanding 10 3/8% Notes.

         If this Letter of Transmittal (or facsimile hereof) or any Outstanding 10 3/8% Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to act must be submitted with this Letter of Transmittal.

         Endorsements on Outstanding 10 3/8% Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

         No signature guarantee is required if (i) this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Outstanding 10 3/8% Notes tendered herein (or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the tendered Outstanding 10 3/8% Notes) and the Exchange Notes are to be issued directly to such registered holder(s) (or, if signed by a participant in the Book-Entry Transfer Facility, deposited to such participant's account at such Book-Entry Transfer Facility) and the boxes entitled "Special Delivery Instructions" or "Special Issuance Instructions" have not been completed, or
(ii) such Outstanding 10 3/8% Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution.

         6. Special Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the Book-Entry Transfer Facility) to which Exchange Notes or substitute Outstanding 10 3/8% Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

         7. Tax Identification Number. Federal income tax law requires that a holder of any Outstanding 10 3/8% Notes which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual is his or her social security number. If the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained). Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

         To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Outstanding 10 3/8% Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9" for information on which TIN to report.

         The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligations regarding backup withholding.

         8. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding 10 3/8% Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Outstanding 10 3/8% Notes not properly tendered or any Outstanding 10 3/8% Notes the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any conditions of the Exchange Offer or defects or irregularities in tenders as to particular Outstanding 10 3/8% Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (includes this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding 10 3/8% Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any person shall be under any duty to give notification of defects or irregularities with regard to tenders of Outstanding 10 3/8% Notes nor shall any of them incur any liability for failure to give such notification.

         9. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Outstanding 10 3/8% Notes on transmittal of this Letter of Transmittal will be accepted.

         10. Mutilated, Lost, Stolen or Destroyed Outstanding 10 3/8% Notes. Any holder whose Outstanding 10 3/8% Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

         11. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

         12. Withdrawal. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offers -- Withdrawal of Tenders."

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE OUTSTANDING 10 3/8% NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

---------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                           PLEASE PROVIDE YOUR TIN IN THE BOX AT   Part I -- Social Security Number OR
FORM W-9                             RIGHT AND CERTIFY BY SIGNING AND        Employer Identification Number
                                     DATING BELOW
DEPARTMENT OF THE TREASURY                                                   ------------------------------------------
INTERNAL REVENUE SERVICE             --------------------------------------  (If awaiting TIN, write "Applied For")
                                     Name                                    -----------------------------------------------
PAYER'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER (TIN)          --------------------------------------  Part II -- For Payees exempt from backup
                                     Business Name                           withholding, see the enclosed Guidelines for
                                     Please check appropriate box            Certification of Taxpayer Identification Number
                                     [ ] Individual/Sole Proprietor          on Substitute Form W-9, check the Exempt box
                                     [ ] Corporation                         below, and complete the Substitute Form W-9.
                                     [ ] Partnership    [ ] Other
                                                                             Exempt [ ]
                                     --------------------------------------
                                     Address                                 -----------------------------------------------
                                                                             Part III
                                     --------------------------------------
                                     City, State, Zip Code                   Awaiting TIN [ ]

                                                                             Please complete the Certificate of
                                                                             Awaiting Taxpayer Number below.
---------------------------------------------------------------------------------------------------------------------

Certification -- Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien). Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.)
--------------------------------------------------------------------------------
SIGNATURE:                                         DATE:
          ------------------------------------          ------------------------
--------------------------------------------------------------------------------

NOTE: IF YOU ARE A UNITED STATES HOLDER, FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY CASH PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INSTRUCTIONS.

                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART I OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

SIGNATURE:                                         DATE:
          ------------------------------------          ------------------------
--------------------------------------------------------------------------------